                                     INDENTURE




                                      between





                              FIRSTPLUS FUNDING TRUST
                                     as Issuer


                                        and


                          FIRST BANK NATIONAL ASSOCIATION
                                as Indenture Trustee




                              Dated as of June 1, 1997




                              FIRSTPLUS FUNDING TRUST
                                 Asset-Backed Notes
                                    Series 1997A

                                    TABLE OF CONTENTS

                                                                                    Page
                                                                                    ----
ARTICLE I     DEFINITIONS AND INCORPORATION BY REFERENCE                              2
              Section 1.1    Definitions                                              2
              Section 1.2    Rules of Construction                                    5

ARTICLE II    THE NOTES                                                               6
              Section 2.1    Form                                                     6
              Section 2.2    Execution, Authentication, Delivery and Dating           6
              Section 2.3    Registration; Registration of Transfer and Exchange      7
              Section 2.4    Mutilated, Destroyed, Lost or Stolen Notes               8
              Section 2.5    Persons Deemed Owner                                     9
              Section 2.6    Payment of Principal and Interest; Defaulted Interest    9
              Section 2.7    Cancellation                                            10
              Section 2.8    Authentication of Notes                                 11
              Section 2.9    Release of Collateral                                   14
              Section 2.10   Definitive Notes                                        15
              Section 2.11   Tax Treatment                                           16

ARTICLE III   COVENANTS                                                              17
              Section 3.1    Payment of Principal and Interest                       17
              Section 3.2    Maintenance of Office or Agency                         17
              Section 3.3    Money for Payments To Be Held in Trust                  17
              Section 3.4    Existence                                               19
              Section 3.5    Protection of Collateral                                19
              Section 3.6    Annual Opinions as to Collateral                        20
              Section 3.7    Performance of Obligations; Servicing of Home Loans     20
              Section 3.8    Negative Covenants                                      21
              Section 3.9    Annual Statement as to Compliance                       22
              Section 3.10   [RESERVED]                                              23
              Section 3.11   Servicer's Obligations                                  23
              Section 3.12   [RESERVED]                                              23
              Section 3.13   Further Instruments and Acts                            23

ARTICLE IV    SATISFACTION AND DISCHARGE                                             23
              Section 4.1    Satisfaction and Discharge of Indenture                 23
              Section 4.2    Application of Trust Money                              24
              Section 4.3    Repayment of Moneys Held by Paying Agent                24

ARTICLE V     REMEDIES                                                               24
              Section 5.1    Events of Default                                       24
              Section 5.2    Acceleration of Maturity; Rescission and
                             Annulment                                               26
              Section 5.3    Collection of Indebtedness and

                                TABLE OF CONTENTS
                                   (Continued)

                                                                                    Page
                                                                                    ----
                             Suits for Enforcement by Indenture Trustee              26
              Section 5.4    Remedies; Priorities                                    28
              Section 5.5    Optional Preservation of the Collateral                 29
              Section 5.6    Limitation of Suits                                     30
              Section 5.7    Unconditional Rights of Noteholders To
                             Receive Principal and Interest                          30
              Section 5.8    Restoration of Rights and Remedies                      30
              Section 5.9    Rights and Remedies Cumulative                          31
              Section 5.10   Delay or Omission Not a Waiver                          31
              Section 5.11   Control by Noteholders                                  31
              Section 5.12   Waiver of Past Defaults                                 32
              Section 5.13   Undertaking for Costs                                   32
              Section 5.14   Waiver of Stay or Extension Laws                        32
              Section 5.15   Action on Notes                                         33
              Section 5.16   Performance and Enforcement of Certain Obligations      33

ARTICLE VI    THE INDENTURE TRUSTEE                                                  34
              Section 6.1    Duties of Indenture Trustee                             34
              Section 6.2    Rights of Indenture Trustee                             35
              Section 6.3    Individual Rights of Indenture Trustee                  35
              Section 6.4    Indenture Trustee's Disclaimer                          36
              Section 6.5    Notice of Defaults                                      36
              Section 6.6    Reports by Indenture Trustee to Holders                 36
              Section 6.7    Compensation and Indemnity                              36
              Section 6.8    Replacement of Indenture Trustee                        37
              Section 6.9    Successor Indenture Trustee by Merger                   38
              Section 6.10   Appointment of Co-Indenture Trustee or
                             Separate Indenture Trustee                              38
              Section 6.11   Eligibility; Disqualification                           39

ARTICLE VII   NOTEHOLDERS' LISTS AND REPORTS                                         40
              Section 7.1    Issuer To Furnish Indenture Trustee Names
                             and Addresses of Noteholders                            40
              Section 7.2    Preservation of Information; Communications
                             to Noteholders                                          40
              Section 7.3    Indenture Trustee Certificate                           40

ARTICLE VIII  ACCOUNTS, DISBURSEMENTS AND RELEASES                                   40
              Section 8.1    Collection of Money                                     40
              Section 8.2    Payments                                                41
              Section 8.3    [RESERVED]                                              42
              Section 8.4    Servicer's Remittance Reports                           42

                                TABLE OF CONTENTS
                                   (Continued)

                                                                                    Page
                                                                                    ----
              Section 8.5    Release of Collateral                                   42

ARTICLE IX    SUPPLEMENTAL INDENTURES                                                42
              Section 9.1    Supplemental Indentures Without Consent
                             of Noteholders                                          42
              Section 9.2    Supplemental Indentures with Consent of Noteholders     44
              Section 9.3    Execution of Supplemental Indentures                    45
              Section 9.4    Effect of Supplemental Indenture                        45
              Section 9.5    [RESERVED]                                              45
              Section 9.6    Reference in Notes to Supplemental Indentures           45
              Section 9.7    [RESERVED]                                              45

ARTICLE X     RETIREMENT OF NOTES                                                    46
              Section 10.1   Retirement                                              46
              Section 10.2   Form of Retirement Notice                               47
              Section 10.3   Notes Payable on Redemption Date                        47

ARTICLE XI    MISCELLANEOUS                                                          47
              Section 11.1   Compliance Certificates and Opinions, etc.              47
              Section 11.2   Form of Documents Delivered to Indenture Trustee        48
              Section 11.3   Acts of Noteholders                                     49
              Section 11.4   Notices, etc., to Indenture Trustee, Issuer,
                             Rating Agencies, Note Insurer and Arranger              49
              Section 11.5   Notices to Noteholders; Waiver                          50
              Section 11.6   Effect of Headings and Table of Contents                51
              Section 11.7   Successors and Assigns                                  51
              Section 11.8   Separability                                            51
              Section 11.9   Benefits of Indenture                                   51
              Section 11.10  Legal Holidays                                          51
              Section 11.11  GOVERNING LAW                                           51
              Section 11.12  Counterparts                                            51
              Section 11.13  Recording of Indenture                                  51
              Section 11.14  Issuer Obligation                                       52
              Section 11.15  No Petition                                             52
              Section 11.16  Inspection                                              52
              Section 11.17  Grant of Noteholder Rights to Note Insurer              52
              Section 11.18  Third Party Beneficiary                                 53
              Section 11.19  Suspension and Termination of Note Insurer's Rights     53

                                      EXHIBITS
                                      --------
EXHIBIT A     Form of Note

EXHIBIT B-1   Form of Transferor Representation Letter (without QIB
              representation)

EXHIBIT B-2   Form of Transferee Representation Letter (with QIB
              representation)

EXHIBIT B-3   Form of Transferee Representation Letter (for Transferees that are not QIBs)

          INDENTURE dated as of June 1, 1997, between FIRSTPLUS FUNDING TRUST, a Delaware business trust (the "Issuer"), and FIRST BANK NATIONAL ASSOCIATION, a national banking association, as trustee and not in its individual capacity (the "Indenture Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of the Issuer's Asset-Backed Notes (the "Notes"):


                                GRANTING CLAUSE

     Subject to the terms of this Indenture, the Issuer hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Noteholders and the Note Insurer, all of the Issuer's right, title and interest in and to: (i) the Trust Estate; (ii) all right, title and interest of the Issuer in the Sale and Servicing Agreement (including the Issuer's right to cause the Seller to repurchase Home Loans from the Issuer under certain circumstances described therein); (iii) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing; and (iv) all funds on deposit from time to time in the Trust Accounts (collectively, the "Collateral").

     The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

The Indenture Trustee, as Indenture Trustee on behalf of the Noteholders and the Note Insurer, acknowledges such Grant, accepts the trusts hereunder and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Noteholders and the Note Insurer may be adequately and effectively protected. The Indenture Trustee agrees and acknowledges that the Indenture Trustee's Home Loan Files will be held by the Custodian for the benefit of the Indenture Trustee in Dallas, Texas. The Indenture Trustee further agrees and acknowledges that each other item of Collateral that is physically delivered to the Indenture Trustee will be held by the Indenture Trustee in New York, New York.

Subject to the conditions set forth in this Indenture and the Note Purchase Agreement, on each Advance Date and pursuant to a Subsequent Transfer Agreement, the Issuer shall grant to the Indenture Trustee all of the right, title and interest of the Issuer in and to each Subsequent Home Loan (including all interest and principal thereon received after the related Cut-Off Date) identified

INDENTURE (IBJ Warehouse) - Page 1
on the schedule attached to the related Subsequent Transfer Agreement and all items in the related Indenture Trustee's Home Loan File.

                                   ARTICLE I

                  DEFINITIONS AND INCORPORATION BY REFERENCE

     Section 1.1 DEFINITIONS. Except as otherwise specified herein or as the context may otherwise require, (i) capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Sale and Servicing Agreement for all purposes of this Indenture and (ii) the following terms have the respective meanings set forth below for all purposes of this Indenture.

     ACT:  As specified in Section 11.3(a).

     AUTHORIZED OFFICER: With respect to the Issuer, any officer of the Issuer who is authorized to act for the Issuer in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Issuer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

     COLLATERAL:  As specified in the Granting Clause of this Indenture.

     CORPORATE TRUST OFFICE: The principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at date of execution of this Agreement is located at 180 E. Fifth Street, St. Paul, Minnesota 55101; Attention: Corporate Trust Department, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Note Insurer and the Issuer, or the principal corporate trust office of any successor Indenture Trustee at the address designated by such successor Indenture Trustee by notice to the Noteholders, the Note Insurer and the Issuer.

     DECLARATION OF TRUST: The Declaration of Trust of the Issuer, dated as of June 12, 1997, as amended from time to time as provided therein.

     DEFAULT: Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

      DEPOSITORY INSTITUTION: Any depository institution or trust company, including the Indenture Trustee, that (i) is incorporated under the laws of the United States of America or any State thereof, (ii) is subject to supervision and examination by federal or state banking authorities and (iii) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated A-1 by Standard & Poor's and P-1 by Moody's (or comparable ratings if Standard & Poor's and Moody's are not the Rating Agencies).

     EVENT OF DEFAULT:  As specified in Section 5.1.

INDENTURE (IBJ Warehouse) - Page 2

     EXECUTIVE OFFICER: With respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

     GRANT: Mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     INDENTURE TRUSTEE: First Bank National Association, a national banking association, as Indenture Trustee under this Indenture acting on behalf of the Noteholders and the Note Insurer, or any successor indenture trustee under this Indenture.

     INDEPENDENT: When used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Seller, and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller, or any Affiliate of any of the foregoing Persons, and (c) is not connected with the Issuer, any such other obligor, the Seller, or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director, or person performing similar functions.

     ISSUER: FIRSTPLUS FUNDING TRUST until a successor replaces it and, thereafter, means any successor obligor on the Notes.

     ISSUER ORDER and ISSUER REQUEST: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

     NOTE REGISTER and NOTE REGISTRAR:  The respective meanings specified in
Section 2.3.

     OFFICER'S CERTIFICATE: A certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, and delivered to the Indenture Trustee.

     OPINION OF COUNSEL: One or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee and, so long as a Note Insurer Default has not occurred and is continuing, the Note Insurer, and which opinion or opinions (i) shall be addressed to the Indenture

INDENTURE (IBJ Warehouse) - Page 3

Trustee, as Indenture Trustee, and, so long as a Note Insurer Default has not occurred and is continuing, the Note Insurer, (ii) shall comply with any applicable requirements of Section 11.1, and (iii) shall be in form and substance satisfactory to the Indenture Trustee and, so long as a Note Insurer Default has not occurred and is continuing, the Note Insurer.

     OUTSTANDING: With respect to any Note and as of the date of determination, any Note theretofore authenticated and delivered under this Indenture except:

           (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

          (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the related Noteholders (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee); and

         (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

          provided, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent, or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded; Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

     OUTSTANDING AMOUNT: The aggregate of the Note Principal Balances of all Notes Outstanding at the date of determination.

     PAYING AGENT: The Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 and is authorized by the Issuer to make payments from the Note Payment Account and the Note Principal Prepayment Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

INDENTURE (IBJ Warehouse) - Page 4

     PERSON: Any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, or government or any agency or political subdivision thereof.

     PREDECESSOR NOTE: With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.4 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

     PROCEEDING: Any suit in equity, action at law or other judicial or administrative proceeding.

     REDEMPTION DATE:  In the case of a redemption of the Notes pursuant to
Section 10.1 or a payment to Noteholders pursuant to Section 10.3, the Payment Date specified by the Note Insurer pursuant to Section 10.2.

     REDEMPTION PRICE:  In the case of a redemption of the Notes pursuant to
Section 10.1, an amount equal to the unpaid principal amount of the Notes redeemed plus accrued and unpaid interest thereon to but excluding the Redemption Date.

     SALE AND SERVICING AGREEMENT: The Sale and Servicing Agreement dated as of June 1, 1997, between the Issuer, FIRSTPLUS FINANCIAL, INC., as Seller and Servicer, and the Indenture Trustee, as Indenture Trustee.

     SECURITIES ACT:  The Securities Act of 1933, as amended.

     SELLER: FIRSTPLUS FINANCIAL, INC., in its capacity as seller under the Sale and Servicing Agreement, and any successor in interest.

     SERVICER: FIRSTPLUS FINANCIAL, INC. in its capacity as servicer under the Sale and Servicing Agreement, and any successor Servicer thereunder.

     UCC:  Unless the context otherwise requires, the Uniform Commercial
Code, as in effect in the relevant jurisdiction, as amended from time to time.

     Section 1.2 RULES OF CONSTRUCTION. Unless the context otherwise requires:

               (i) a term has the meaning assigned to it;

              (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

             (iii) "or" is not exclusive;

INDENTURE (IBJ Warehouse) - Page 5

              (iv) "including" means including without limitation;

               (v) words in the singular include the plural and words in the plural include the singular; and

              (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented (as provided in such agreements) and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                     ARTICLE II

                                     THE NOTES

     Section 2.1 FORM. The Notes shall be designated as the "FIRSTPLUS FUNDING TRUST Asset-Backed Notes, Series 1997A". The Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in EXHIBIT A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

     The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

     Each Note shall be dated the date of its authentication. The terms of the Notes set forth in EXHIBIT A are part of the terms of this Indenture.

     Section 2.2 EXECUTION, AUTHENTICATION, DELIVERY AND DATING. The Notes shall be executed on behalf of the Issuer by an Authorized Officer of the Issuer. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

     Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

INDENTURE (IBJ Warehouse) - Page 6

     Subject to the satisfaction of the conditions set forth in Section 2.8, the Indenture Trustee shall authenticate and deliver the Notes for original issue with an Aggregate Maximum Principal Balance of $500,000,000. The aggregate Note Principal Balance Outstanding at any time may not exceed the Aggregate Maximum Note Principal Balance.

     In the event of an advance of Additional Principal Balances by the Noteholders as provided in Section 2.02 of the Sale and Servicing Agreement, each Noteholder shall, and is hereby authorized to, record on the schedule attached to its Note the date and amount of any Additional Principal Balance advanced by it, and each repayment thereof; provided that failure to make any such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder's rights with respect to its Note Principal Balance and its right to receive interest payments in respect of the Note Principal Balance held by such Noteholder.

     The Notes that are authenticated and delivered by the Indenture Trustee to or upon the order of the Issuer on the Closing Date shall be dated the Closing Date. All other Notes that are authenticated after the Closing Date for any other purpose under the Indenture shall be dated the date of their authentication. The Notes shall be issuable as registered Notes in the related denomination of the Maximum Note Principal Balance.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     Section 2.3 REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar. The Note Registrar shall make the Note Register available for inspection by any Noteholder and the Note Insurer upon reasonable notice from such Noteholder.

     If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

     Subject to Section 2.12, upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, the Issuer shall execute, the

INDENTURE (IBJ Warehouse) - Page 7

Indenture Trustee shall authenticate, and the Noteholder shall be entitled to obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations, of a like Maximum Note Principal Amount.

     At the option of the Noteholder, Notes may be exchanged for other Notes in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall be entitled to obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

     Any Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

     All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.4 or Section 9.6 not involving any transfer.

     The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to such Note.

     Section 2.4 MUTILATED, DESTROYED, LOST OR STOLEN NOTES. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of a like principal amount; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within

INDENTURE (IBJ Warehouse) - Page 8
seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

     Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note, other than the Note Insurer, of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

     Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     Section 2.5 PERSONS DEEMED OWNER. Prior to due presentment for registration of transfer of any Note, the Issuer, the Note Insurer, the Indenture Trustee and any agent of the Issuer, the Note Insurer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Note Insurer, the Indenture Trustee or any agent of the Issuer, the Note Insurer or the Indenture Trustee shall be affected by notice to the contrary.

     Section 2.6  PAYMENT OF PRINCIPAL AND INTEREST; DEFAULTED INTEREST.

     (a) The Notes shall accrue interest as provided in the Sale and Servicing Agreement, and such interest shall be payable on each Payment Date as specified therein, subject to Section 3.1. Any installment of interest or principal payable on any Note shall be paid on the applicable Payment Date to the Person in whose name such Note (or one or more Predecessor Notes) is registered in the Note Register as of the close of business on the related Record Date by wire transfer in immediately available funds to the account specified in writing by the related Noteholder, except for the final installment of principal payable with respect to such Note on a Payment Date following a

INDENTURE (IBJ Warehouse) - Page 9

Conversion Date or on the Final Scheduled Payment Date for such Notes and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1, which shall be payable as provided below.

     (b) The principal of each Note shall be payable in installments on each Payment Date as provided in the Sale and Servicing Agreement.
Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the earlier of (i) the Final Scheduled Payment Date or (ii) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in Section 5.2. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto. If a Conversion Date has occurred, the Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. A copy of such form of notice shall be sent to the Note Insurer by the Indenture Trustee. No such notice shall be sent to the Noteholders or the Note Insurer unless a Conversion Date has occurred. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.

     (c) Any reduction in the principal amount of any Notes (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of such Note and of any Note issued upon the registration of transfer of such Note or in exchange thereof or in lieu thereof, whether or not noted thereon. Any increase in the principal amount of any Note (or any one or more Predecessor Notes) effected by payments to the Issuer of Additional Note Principal Balances shall be binding upon the Issuer and shall inure to the benefit of all future holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange thereof or in lieu thereof, whether or not noted thereon.

Section 2.7  CANCELLATION.

     (a) All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer shall deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

INDENTURE (IBJ Warehouse) - Page 10

     (b) On any date, prior to a Conversion Date, on which (i) the Aggregate Note Principal Balance has been reduced to zero, (ii) the Notes have been purchased by the Issuer or its assignee, if such assignee is an Affiliate of the Issuer pursuant to Section 12.01(a) of the Sale and Servicing Agreement, or (iii) the entire Trust Estate has been sold pursuant to Section 12.02 of the Sale and Servicing Agreement and the proceeds of such sale plus any amounts on deposit in the Trust Accounts have been applied in accordance with
Section 12.03(a) of the Sale and Servicing Agreement, the Issuer shall have the right to request the Noteholders to surrender the Notes to the Indenture Trustee, and the Indenture Trustee shall cancel such Notes upon receipt of an Issuer Order requesting such cancellation.

     Section 2.8  AUTHENTICATION OF NOTES.

     (a) The Notes shall be authenticated by the Indenture Trustee, upon receipt by the Indenture Trustee of the following:

            (i) An Issuer Order authorizing the execution and authentication of such Notes by the Issuer.

           (ii) All of the items of Collateral shall have been delivered to the Indenture Trustee or its designee.

          (iii) Except to the extent provided in subsection (b) below, Opinions of Counsel addressed to the Indenture Trustee and the Note Insurer to the effect that:

                   (A) the Issuer has been duly formed and is validly existing as a business trust under the laws of the State of Delaware, and has power, authority and legal right to execute and deliver this Indenture, the Insurance Agreement and the Sale and Servicing Agreement;

                   (B) the issuance of the Notes has been duly and validly authorized by the Issuer;

                   (C) the Notes, when executed and authenticated in accordance with the provisions of this Indenture and delivered against payment therefor, will be the legal, valid and binding obligations of the Issuer pursuant to the terms of this Indenture and will be entitled to the benefits of this Indenture, and will be enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent or preferential conveyance and other similar laws of general application affecting the rights of creditors generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                   (D) all instruments furnished to the Indenture Trustee as conditions precedent to the authentication of the Notes by the Indenture Trustee pursuant to the

INDENTURE - (IBJ Warehouse) - Page 11

          Indenture conform to the requirements of this Indenture and constitute all the documents required to be delivered hereunder for the Indenture Trustee to authenticate the Notes;

                    (E) all conditions precedent provided for in this Indenture relating to the authentication of the Notes have been complied with;

                    (F) assuming due authorization, execution and delivery thereof by the Indenture Trustee, this Indenture has been duly executed and delivered by Issuer and constitutes the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject to bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent or preferential conveyance and other similar laws of general application affecting the rights of creditors generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                    (G) Neither the Issuer nor the Seller is or will, as a result of the sale of the Notes as contemplated in the Note Purchase Agreement, become an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, which would be required to register under such act.

                    (H) The Notes will be treated as indebtedness for federal income tax purposes and not as an ownership interest in the assets of the Issuer or as an equity interest in the Issuer or in a separate association taxable as a corporation.

                    (I) As long as the Issuer has only a single owner, the Issuer will be disregarded as an entity separate from such owner for federal income tax purposes.

                    (J) Upon creation of the Trust Estate under the Indenture and delivery of the Notes by the Indenture Trustee for value in accordance with the instructions of the Issuer and, in the case of Subsequent Home Loans, upon the Grant for value thereof by the Issuer to the Indenture Trustee pursuant to the applicable Subsequent Transfer Agreement, the Indenture will be effective to create in favor of the Indenture Trustee a security interest under the Uniform Commercial Code as currently in effect in the State of New York (the "New York UCC") in all right, title and interest of the Issuer in those portions of the Trust Estate in which a security interest may be created pursuant to Article 9 of the New York UCC; and

                    (K) The security interest referred to in paragraph (J) above in the items of the Trust Estate described below will be perfected as described below:

                         (1) The delivery by the Issuer to the Custodian, on behalf of the Indenture Trustee, in the State of Texas of the Debt Instruments pursuant to

INDENTURE - (IBJ Warehouse) - Page 12
               the Indenture will perfect such security interest in favor of the Indenture Trustee under the Texas UCC in all right, title and interest of the Issuer in such Debt Instruments and, assuming the Indenture Trustee acquires its interest in such Debt Instruments without knowledge that the same are subject to a security interest (other than the security interest created by the Indenture), the Indenture Trustee will acquire such security interest in such Debt Instruments free and clear of any prior lien of a kind which may be perfected under
               Article 9 of the Texas UCC. The Debt Instruments constitute "instruments" under Article 9 of the New York UCC and Article 9 of the Texas UCC.

                         (2) The security interest in the portion of the
               Trust Estate constituting "proceeds" (as defined in Section 9.306(a) of the Texas UCC) from the Debt Instruments will be perfected as and to the extent provided in Section 9.306 of the Texas UCC and, assuming that none of such proceeds represent proceeds (as defined in the Texas UCC) of collateral in which another party has a prior perfected security interest, the Indenture Trustee will acquire such security interest in such proceeds free and clear of any prior lien of a kind which may be perfected under Article 9 of the Texas UCC.

                         (3) The filing of the UCC-1 Financing Statement with
               respect to the other assets comprising the Trust Estate which constitute "general intangibles" under Article 9 of the New York UCC and Article 9 of the Texas UCC (as used in this Section, the "Filing Collateral") with the Secretary of the State of the State of Texas will perfect such security interest in favor of the Indenture Trustee under the Texas UCC in all right, title and interest of the Issuer in the Filing Collateral in which a security interest may be perfected under
               Article 9 of the Texas UCC and, assuming that the Filing Collateral does not represent proceeds (as defined in the Texas UCC) of collateral in which another secured party has a prior perfected security interest, the Indenture Trustee will acquire such security interest in the Filing Collateral free and clear of any prior lien of a kind which may be perfected under Article 9 of the Texas UCC.

                         (4) The security interest in the portion of the
               Trust Estate constituting "proceeds" (as defined in Section 9.306(1) of the Texas UCC) from the Filing Collateral will be perfected as and to the extent provided in Section 9.306 of the Texas UCC and, assuming that none of such proceeds represents proceeds (as defined in the Texas UCC) of collateral in which another party has a prior perfected security interest, the Indenture Trustee will acquire such security interest in such proceeds free and clear of any prior lien of a kind which may be perfected under Article 9 of the Texas UCC.

INDENTURE - (IBJ Warehouse) - Page 13

               (iv) An Officer's Certificate of the Issuer complying with the requirements of Section 11.1 and stating that:

                         (A) the Issuer is not in Default under this
               Indenture and the issuance of the Notes applied for will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject;

                         (B) the Issuer is the owner of all of the Home
               Loans, has not assigned any interest or participation in the Home Loans (or, if any such interest or participation has been assigned, it has been released) and has the right to Grant all of the Home Loans to the Indenture Trustee;

                         (C) the Issuer has Granted to the Indenture Trustee
               all of its right, title, and interest in the Collateral, and has delivered or caused the same to be delivered to the Indenture Trustee;

                         (D) attached thereto are true and correct copies of letters signed by Moody's and Standard & Poor's confirming that the Notes have been rated "Aaa" and "AAA" by Moody's and Standard & Poor's, respectively; and

                         (E) all conditions precedent provided for in this Indenture relating to the authentication and delivery of the Notes have been complied with.

          (b)  The Opinions of Counsel to be delivered pursuant to subsection
     (a)(iii) above may differ from the Opinions of Counsel described in such subsection so long as the Opinions of Counsel so delivered are acceptable to each Rating Agency, the Note Insurer, and the Indenture Trustee, which shall be conclusively evidenced by the delivery on the Closing Date of each such Rating Agency's rating letter, by delivery on the Closing Date of the related Note Insurance Policy, and by the Indenture Trustee's authentication and delivery of the Notes, respectively; and in such case such acceptable opinions of counsel shall be deemed to be the Opinions of Counsel required to be received by the Indenture Trustee in connection with the authentication of the Notes by the Indenture Trustee.

     Section 2.9  RELEASE OF COLLATERAL.

     (a) Subject to the provisions of this Section 2.9, Section 11.1 hereof, and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate.

INDENTURE - (IBJ Warehouse) - Page 14

     (b) The Issuer or the Servicer, on behalf of the Issuer, shall be entitled to obtain a release from the lien of this Indenture for any Home Loan and the related Mortgaged Property at any time (i) after a payment by the Seller or the Servicer pursuant to Section 3.05 of the Sale and Servicing Agreement or by the Issuer pursuant to Section 2.9(c) of this Indenture of the Purchase Price of the Home Loan, (ii) after a Qualified Substitute Home Loan is substituted for such Home Loan and payment of the Substitution Adjustment, if any, (iii) after liquidation of the Home Loan in accordance with Section 4.02 of the Sale and Servicing Agreement and the deposit of all Insurance Proceeds and Liquidation Proceeds received with respect thereto in the Collection Account, (iv) upon the payment in full of the Home Loan or the sale or other disposition of the related Mortgaged Property), or (v) as contemplated by Section 11.02(b) of the Sale and Servicing Agreement. Any such release other than as contemplated by Section 11.02(b) of the Sale and Servicing Agreement or pursuant to clause (iv) of the preceding sentence shall be subject to the condition that the Issuer shall have delivered to the Indenture Trustee and the Note Insurer an Issuer Request (A) identifying the Home Loan and the related Mortgaged Property to be released, (B) requesting the release thereof, (C) setting forth the amount deposited in the Collection Account with respect thereto, (D) certifying that the amount deposited in the Collection Account (x) equals the Purchase Price of the applicable Home Loan, in the case of a release pursuant to clause (i) above, (y) equals the Substitution Adjustment related to the Qualified Substitute Home Loan and the Deleted Home Loan released pursuant to clause (ii) above, or (z) equals the entire amount of Insurance Proceeds and Liquidation Proceeds received with respect to such Home Loan and the related Mortgaged Property in the case of a release pursuant to clause (iii) above. Any such release as contemplated by
Section 11.02(b) of the Sale and Servicing Agreement shall be subject to the Issuer's compliance with the provisions of such Section. Any such release pursuant to clause (iv) of the second preceding sentence shall be subject to the Servicer's compliance with the provisions of Section 7.02 of the Sale and Servicing Agreement.

     (c) The Issuer shall have the option, exercisable in its sole discretion at any time, to obtain the release of the lien of the Indenture or to substitute one or more Qualified Substitute Home Loans for any Home Loan provided that (x) any release of the lien of the Indenture or substitution pursuant to this Section 2.09(c) is conducted in the same manner as a repurchase or substitution of a Defective Home Loan by the Seller pursuant to
Section 3.05 of the Sale and Servicing Agreement and (y) after giving effect to such release of the lien of the Indenture or substitution, the Home Loan Pool will satisfy the underwriting criteria set forth in Section 3.03(ii) of the Sale and Servicing Agreement and the Issuer shall have delivered an Officer's Certificate to such effect to the Indenture Trustee, the Note Insurer and the Noteholders. The foregoing clause (y) shall not apply to a prepayment of 100% of the Notes in accordance with Section 11.02(d) of the Sale and Servicing Agreement.

     (d) The Indenture Trustee shall, if requested by the Servicer, temporarily release or cause the Custodian to temporarily release to the Servicer the Indenture Trustee's Home Loan File pursuant to the provisions of
Section 7.02 of the Sale and Servicing Agreement upon compliance by the Servicer of the provisions thereof provided that the Indenture Trustee's Home Loan File shall have been stamped to signify the Issuer's pledge to the Indenture Trustee under the Indenture.

INDENTURE - (IBJ Warehouse) - Page 15

     Section 2.10 DEFINITIVE NOTES. The Notes, upon original issuance, will be issued in the form of typewritten Notes in the name of the initial Noteholders, executed by the Issuer and authenticated by the Indenture Trustee.

     Section 2.11 TAX TREATMENT. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, State and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Collateral. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note, agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     Section 2.12  RESTRICTIONS ON TRANSFER.

     (a) The Notes have not been registered or qualified under the Securities Act or the securities laws of any state. No Note may be transferred unless such Note is resold (i) pursuant to a valid registration statement under the Securities Act and any applicable state securities or "Blue Sky" laws, (ii) pursuant to Rule 144A under the Securities Act or (iii) pursuant to another exemption available under the Securities Act and, in each case, in compliance with any applicable state securities or "Blue Sky" laws.

     (b) Prior to a transfer of a Note pursuant to Rule 144A under the Securities Act, the Indenture Trustee shall require a transferor's representation letter AND a transferee's letter in the forms attached hereto as EXHIBIT B-1 and EXHIBIT B-2, respectively. Prior to a transfer of a Note pursuant to another exemption available under the Securities Act, the Indenture Trustee shall require a transferee's representation letter in the form attached hereto as EXHIBIT B-3, or such other representations (or an acceptable opinion of counsel obtained at no expense to the Issuer) as may be approved by the Issuer.

     (c) The Indenture Trustee shall have no liability to the Trust Estate, any Noteholder, or any other Person arising from a transfer of any Note in reliance upon a certification or representations, or an opinion described in this Section 2.12. Neither the Issuer nor the Indenture Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law.

     (d) Promptly after receipt, the Indenture Trustee shall furnish to a requesting Holder, or any prospective owner designated by such Holder, the information required to be delivered to Holders and prospective owners of Notes in connection with resales of the Notes to permit compliance with Rule 144A of the Securities Act in connection with such resales. Such information with respect to the Notes shall be provided to the Indenture Trustee as provided in the related Sale and Servicing Agreement.

INDENTURE - (IBJ Warehouse) - Page 16

                                 ARTICLE III

                                  COVENANTS

     Section 3.1 PAYMENT OF PRINCIPAL AND INTEREST. The Issuer will duly and punctually pay (or will cause to be duly and punctually paid) the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing (i) unless the Notes have been declared due and payable pursuant to Section 5.2 hereof and moneys collected by the Indenture Trustee are being applied in accordance with Section 5.4(b) hereof, subject to and in accordance with Section 8.2(c), the Issuer will cause all amounts on deposit in the Note Payment Account on a Payment Date deposited therein to be paid to the Noteholders pursuant to the Sale and Servicing Agreement and this Indenture and (ii) the Issuer will cause all amounts deposited in the Note Principal Prepayment Account pursuant to Section 11.02(b) of the Sale and Servicing Agreement to be paid to the Noteholders in accordance therewith, and the Indenture Trustee agrees to make such distributions in accordance therewith. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

     The Notes shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Collateral and any amounts received by the Indenture Trustee under the Guaranty Policy in respect of the Notes, as provided in this Indenture. The Issuer shall not otherwise be liable for payments on the Notes, and none of the owners, agents, officers, directors, employees, or successors or assigns of the Issuer shall be personally liable for any amounts payable, or performance due, under the Notes or this Indenture. If any other provision of this Indenture shall be deemed to conflict with the provisions of this Section 3.1, the provisions of this Section 3.1 shall control.

     Section 3.2 MAINTENANCE OF OFFICE OR AGENCY. The Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes and to serve as Paying Agent with respect to the Certificates. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

     Section 3.3 MONEY FOR PAYMENTS TO BE HELD IN TRUST. All payments of amounts due and payable with respect to the Notes that are to be made pursuant to Section 8.2(c) shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts withdrawn from the Collection Account and deposited in the Note Payment Account for payment on the Notes shall be paid over to the Issuer except as provided in Section 8.02(c).

INDENTURE - (IBJ Warehouse) - Page 17

     Any Paying Agent shall be appointed by Issuer Order with written notice thereof to the Indenture Trustee and the Note Insurer. Any Paying Agent appointed by the Issuer shall be a Person who would be eligible to be Indenture Trustee hereunder as provided in Section 6.11. The Issuer shall not appoint any Paying Agent (other than the Indenture Trustee) which is not, at the time of such appointment, a Depository Institution.

     The Issuer will cause each Paying Agent (unless the Indenture Trustee is the Paying Agent) to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

          (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

          (ii) give the Indenture Trustee and the Note Insurer notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

         (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

          (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

          (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on the Notes, the Issuer shall have first provided the calculations pertaining thereto to the Indenture Trustee.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

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     Subject to applicable laws with respect to escheat of funds or abandoned property, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying
Agent, at the last address of record for each such Holder).

     Section 3.4  EXISTENCE.

     (a) Subject to Section 3.4(b), the Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and the Collateral.

     (b) Upon any consolidation or merger of or other succession to the Issuer, the Person succeeding to the Issuer may exercise every right and power of the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

     Section 3.5 PROTECTION OF COLLATERAL. The Issuer will from time to time and upon the direction of the Majority Noteholders execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

          (i) provide further assurance with respect to the Grant of all or any portion of the Collateral;

          (ii) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

INDENTURE - (IBJ Warehouse) - Page 19

         (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

          (iv) enforce any rights with respect to the Collateral; or

          (v) preserve and defend title to the Collateral and the rights of the Indenture Trustee, the Noteholders and the Note Insurer in such Collateral against the claims of all persons and parties.

     The Issuer hereby designates the Servicer, its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.5.

     Section 3.6  ANNUAL OPINIONS AS TO COLLATERAL.

     On or before February 15 in each calendar year, beginning in 1998, the Issuer shall furnish to the Indenture Trustee, the Note Insurer and the Arranger an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until February 15th of the following calendar year.

     Section 3.7  PERFORMANCE OF OBLIGATIONS; SERVICING OF HOME LOANS.

     (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Sale and Servicing Agreement or such other instrument or agreement.

     (b) The Issuer may contract with or otherwise obtain the assistance of other Persons (including, without limitation, the Servicer to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee and the Note Insurer in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

INDENTURE - (IBJ Warehouse) - Page 20
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Initially, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under this Indenture.

     (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Collateral, including but not limited to (i) filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement and (ii) recording or causing to be recorded all Mortgages, Assignments of Mortgage, all intervening assignments of Mortgage and all assumption and modification agreements to the extent such documents are required to be recorded by the terms of the Sale and Servicing Agreement, in each case in accordance with and within the time periods provided for in this Indenture and/or the Sale and Servicing Agreement, as applicable.

     (d) If the Servicer is terminated or resigns in accordance with the Sale and Servicing Agreement, a successor Servicer shall be appointed as provided in
Section 10.02 of the Sale and Servicing Agreement.

     (e) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees that it will not, without the prior written consent of the Majority Noteholders (i) amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Sale and Servicing Agreement) or (ii) waive timely performance or observance by the Servicer or the Seller under the Sale and Servicing Agreement. If any such amendment, modification, supplement or waiver shall be so consented to by the Majority Noteholders, the Issuer agrees, promptly following a request by the Indenture Trustee, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

     Section 3.8 NEGATIVE COVENANTS. So long as any Notes are Outstanding, the Issuer shall not:

           (i) except as expressly permitted by this Indenture or the Sale and Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Collateral, unless directed to do so by the Indenture Trustee or the Majority Noteholders;

          (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Collateral;

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         (iii) engage in any business or activity other than as permitted by the Declaration of Trust or other than in connection with, or relating to, the issuance of Notes pursuant to this Indenture, or amend the Declaration of Trust as in effect on the Closing Date other than in accordance with Section 7.1 thereof,

          (iv) issue debt obligations under any other indenture;

          (v) incur or assume any indebtedness or guaranty any indebtedness of any Person, except for such indebtedness as may be incurred by the Issuer in connection with the issuance of the Notes pursuant to this Indenture;

          (vi) dissolve or liquidate in whole or in part or merge or consolidate with any other Person;

         (vii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on any of the Mortgaged Properties and arising solely as a result of an action or omission of the related Obligor) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Collateral;

        (viii) take any action or fail to take any action which may cause the Issuer to be taxable as a taxable mortgage pool pursuant to
               Section 7701(i) of the Code and the corresponding regulations.

     Section 3.9 ANNUAL STATEMENT AS TO COMPLIANCE. The Issuer will deliver to the Indenture Trustee, the Note Insurer and the Arranger, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 1997), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

           (i) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

          (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this

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

               Indenture throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

     Section 3.10  [RESERVED].

     Section 3.11 SERVICER'S OBLIGATIONS. The Issuer shall cause the Servicer to comply with the Servicer's obligations under Sections 5.01, 6.01, 7.07 and
Article IX of the Sale and Servicing Agreement.

     Section 3.12 [RESERVED].

     Section 3.13 FURTHER INSTRUMENTS AND ACTS. Upon request of the Indenture Trustee or the Note Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                     ARTICLE IV

                             SATISFACTION AND DISCHARGE

     Section 4.1 SATISFACTION AND DISCHARGE OF INDENTURE. When either (I) the Sale and Servicing Agreement has been terminated pursuant to Section 11.01(a) thereof or (II) all of the following have occurred:

     (a) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.4 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation; or

     (b) the Issuer has paid or caused to be paid all amounts payable (i) to the Note Insurer under this Indenture, the Sale and Servicing Agreement, and the Insurance Agreement, (ii) to the Indenture Trustee under this Indenture and the Sale and Servicing Agreement, and (iii) to the Servicer under the Sale and Servicing Agreement; and

     (c) the Issuer has delivered to the Indenture Trustee an Officer's Certificate stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes have been complied with;

     then, upon Issuer Request, this Indenture and the lien, rights, and interests created hereby, shall cease to be of further effect with respect to the Notes (except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon,
(iv) Sections 3.3, 3.4, 3.5, 3.8 and 3.10 hereof, (v) the rights, obligations and immunities of the Indenture Trustee hereunder

INDENTURE (IBJ Wharehouse) -- Page 23

(including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Section 4.2) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them), and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute and deliver proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, and shall pay, or assign or transfer and deliver, to or at the direction of the Issuer, all Collateral held by it as part of the Trust Estate after satisfaction of the conditions specified in clauses (b) and (c) above.

     Section 4.2 APPLICATION OF TRUST MONEY. All moneys deposited with the Indenture Trustee pursuant to Sections 3.3 and 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

     Section 4.3 REPAYMENT OF MONEYS HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                                     ARTICLE V

                                      REMEDIES

     Section 5.1 EVENTS OF DEFAULT. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) default in the payment of any Interest Payment Amount when the same becomes due and payable; or

     (b) default in the payment of any Principal Payment Amount when the same becomes due and payable; or

     (c) failure by the Issuer duly to observe and perform, in any material respect, any covenant, obligation or agreement of the Issuer made in this Indenture (other than a covenant, obligation or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), which failure continues unremedied for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or

INDENTURE (IBJ Wharehouse) -- Page 24
to the Issuer and the Indenture Trustee by the Holders of Outstanding Notes representing at least 25% of the Outstanding Amount, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

     (d) any representation or warranty of the Issuer made in this Indenture, the Insurance Agreement, the Sale and Servicing Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of Outstanding Notes representing at least 25% of the Outstanding Amount, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

     (e)  the entry by a court or supervisory authority having jurisdiction of
(A) a decree or order for relief in respect of the Issuer or any substantial part of the Collateral in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (B) appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Issuer or any substantial part of the Collateral, or ordering the winding up or liquidation of the Issuer's affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

     (f) the commencement by the Issuer of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated bankrupt or insolvent or the consent by the Issuer to the entry of a decree or order for relief in respect of itself or any substantial part of the Collateral in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Issuer or any substantial part of the Collateral, or the filing by the Issuer of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by the Issuer to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Issuer or of any substantial part of the Collateral, or the making by the Issuer of an assignment for the benefit of creditors, or the Issuer's failure to pay its debts generally as they become due, or the taking of corporate action by the Issuer in furtherance of any such action; or

     (g) the Issuer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

     The Issuer shall deliver to the Indenture Trustee and the Note Insurer, within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with

INDENTURE (IBJ Wharehouse) -- Page 25
the giving of notice and the lapse of time would become an Event of Default under clause (c) above, its status and what action the Issuer is taking or proposes to take with respect thereto.

     Section 5.2 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee, at the direction or upon the prior written consent of the Majority Noteholders may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

     At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Majority Noteholders, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if (a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay
(i) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred and (ii) all sums paid or advanced by the Indenture Trustee hereunder, if any, and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel and (b) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

     No such rescission shall affect any subsequent default or impair any right consequent thereto.

     Section 5.3 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE.

     (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer will, upon demand of the Indenture Trustee and at the direction of the Majority Noteholders, pay to the Indenture Trustee, for the benefit of the Holders of the Notes and the Note Insurer, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest at the rate borne by the Notes and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances, if any, of the Indenture Trustee and the Note Insurer and their respective agents and counsel.

     (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, shall at the written direction of the Majority Noteholders institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against

INDENTURE (IBJ Wharehouse) -- Page 26
the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

     (c) If an Event of Default occurs and is continuing, the Indenture Trustee shall, at the written direction of the Majority Noteholders, as more particularly provided in Section 5.4, proceed to protect and enforce its rights and the rights of the Note Insurer and the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

     (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, upon the direction of the Majority Noteholders, by intervention in such Proceedings or otherwise:

           (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and the Note Insurer, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee (except as a result of negligence or bad faith), the Note Insurer and the Noteholders allowed in such Proceedings;

          (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

         (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders, the Note Insurer and the Indenture Trustee on their behalf; and

          (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee, the Note Insurer

INDENTURE (IBJ Wharehouse) -- Page 27
     or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders and the Note Insurer to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders and the Note Insurer, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances, if any, made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

     (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder or the Note Insurer any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or the Note Insurer or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

     (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes and the Note Insurer.

     (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

     Section 5.4  REMEDIES; PRIORITIES.

     If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall, at the written direction of the Majority Noteholders, do one or more of the following (subject to Section 5.5):

           (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

          (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

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

         (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee, the Note Insurer or the Noteholders;

          (iv) prior to a Conversion Date, sell the Collateral or any portion thereof or rights or interest therein pursuant to Section 12.02 of the Sale and Servicing Agreement; or

          (v) on any date on or after a Conversion Date, sell the Collateral or any portion thereof or rights or interest therein in a commercially reasonable manner, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Collateral following an Event of Default, unless (A) the Holders of 100% of the Outstanding Amount of the Notes consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) the Indenture Trustee determines that the Collateral will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Holders of 66-2/3% of the Outstanding Amount of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

     If the Indenture Trustee collects any money or property pursuant to this
Article V, it shall pay out the money or property in the order set forth in
Article 12.03 of the Sale and Servicing Agreement.

     The Indenture Trustee may fix a record date and payment date for any payment to be made to the Noteholders pursuant to this Section. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder, the Note Insurer and the Issuer a notice that states the record date, the payment date and the amount to be paid.

     Section 5.5 OPTIONAL PRESERVATION OF THE COLLATERAL. If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Collateral. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Collateral. In determining whether to maintain possession of the Collateral, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

INDENTURE (IBJ Wharehouse) -- Page 29

     Section 5.6 LIMITATION OF SUITS. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder for so long as a Note Insurer Default has not occurred or is not continuing and if a Note Insurer Default has occurred and is continuing, unless:

     (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

     (b) the Holders of Outstanding Notes representing at least 25% of the Outstanding Amount have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

     (c) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

     (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

     (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Majority Noteholders.

     It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

     In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

     Section 5.7 UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the Final Scheduled Payment Date thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     Section 5.8 RESTORATION OF RIGHTS AND REMEDIES. If the Indenture Trustee, the Note Insurer or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee, the Note Insurer or to such Noteholder, then and in every such

INDENTURE (IBJ Wharehouse) -- Page 30
case the Issuer, the Indenture Trustee, the Note Insurer and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

     Section 5.9 RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Note Insurer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 5.10 DELAY OR OMISSION NOT A WAIVER. No delay or omission of the Indenture Trustee, the Note Insurer or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this
Article V or by law to the Indenture Trustee, the Note Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Note Insurer or by the Noteholders, as the case may be, subject, in each case, however, to the right of the Note Insurer to control any such right and remedy, except as provided in
Section 11.19.

     Section 5.11 CONTROL BY NOTEHOLDERS. The Majority Noteholders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

     (a) such direction shall not be in conflict with any rule of law or with this Indenture;

     (b) subject to the express terms of Section 5.4, any direction to the Indenture Trustee to sell or liquidate the Collateral shall be by Holders of Outstanding Notes representing not less than 100% of the Outstanding Amount if the proceeds of such sale would be less than the sum of all amounts due the Indenture Trustee hereunder and the Aggregate Note Principal Balance and interest due or to become due thereon on the Payment Date next succeeding such sale, together with any amounts owing to the Note Insurer under the Guaranty Policy and the Insurance Agreement;

     (c) if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Collateral pursuant to such Section, then any direction to the Indenture Trustee by Holders of Outstanding Notes representing less than 100% of the Outstanding Amount to sell or liquidate the Collateral shall be of no force and effect; and

     (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.


INDENTURE (IBJ WAREHOUSE) -- Page 31

     Notwithstanding the rights of the Note Insurer and the Noteholders set forth in this Section, subject to Section 6.1, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

     Notwithstanding anything to the contrary in this Article V, the Noteholders may not direct the Indenture Trustee to take any of the actions set forth in Section 5.4(a) without the consent of the Note Insurer, if at the time of such action any Guaranty Insurance Premium, any Note Insurer Reimbursement Amount or any other amount is due and owing to the Note Insurer pursuant to the Guaranty Policy or the Insurance Agreement.

     Section 5.12 WAIVER OF PAST DEFAULTS. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2, the Majority Noteholders may waive any past Default or Event of Default and its consequences except a Default (a) in the payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Note Insurer or the Holder of each Note, as applicable. In the case of any such waiver, the Issuer, the Indenture Trustee, the Note Insurer and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

     Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

     Section 5.13 UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee or the Note Insurer, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding Outstanding Notes representing in the aggregate more than 10% of the Outstanding Amount or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

     Section 5.14 WAIVER OF STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any

INDENTURE (IBJ WAREHOUSE) -- Page 32
time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 5.15 ACTION ON NOTES. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.4(b).

     Section 5.16  PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS.

     (a) Promptly following a request from the Indenture Trustee to do so and at the Servicer's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Sale and Servicing Agreement.

     (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing) of the Holders of Outstanding Notes representing at least 66-2/3% of the Outstanding Amount shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension, or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.






INDENTURE (IBJ WAREHOUSE) -- Page 33

                                     ARTICLE VI

                               THE INDENTURE TRUSTEE

     Section 6.1  DUTIES OF INDENTURE TRUSTEE.

     (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b)  Except during the continuance of an Event of Default:

          (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

          (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Indenture Trustee shall not be liable for the action or inaction of the Custodian, but the Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) this paragraph does not limit the effect of paragraph (b) of this Section;

          (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11.

     (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to PARAGRAPHS (a), (b), (c), (e) AND (g) of this Section.

     (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

INDENTURE (IBJ WAREHOUSE) -- Page 34

     (f) Money held in trust by the Indenture Trustee shall be segregated from other funds except to the extent permitted by law or the terms of this Indenture or the Sale and Servicing Agreement.

     (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; PROVIDED, HOWEVER, that the Indenture Trustee shall not refuse or fail to perform any of its duties hereunder solely as a result of nonpayment of its normal fees and expenses and further provided that nothing in this Section 6.1(g) shall be construed to limit the exercise by the Indenture Trustee of any right or remedy permitted under this Indenture or otherwise in the event of the Issuer's failure to pay the Indenture Trustee's fees and expenses pursuant to Section 6.7. In determining that such repayment or indemnity is not reasonably assured to it, the Indenture Trustee must consider not only the likelihood of repayment or indemnity by or on behalf of the Issuer but also the likelihood of repayment or indemnity from amounts payable to it from the Collateral pursuant to Section 6.7.

     Section 6.2  RIGHTS OF INDENTURE TRUSTEE.

     (a) The Indenture Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or an Opinion of Counsel.

     (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee.

     (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that such action or omission by the Indenture Trustee does not constitute willful misconduct, negligence or bad faith.

     (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     Section 6.3 INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE. The Indenture Trustee in its individual capacity or in any capacity other than as Indenture Trustee may, and in its capacity as Indenture Trustee may not, become the owner or pledgee of Notes and may otherwise deal with the Issuer or

INDENTURE (IBJ WAREHOUSE) -- Page 35
its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Section 6.11.

     Section 6.4 INDENTURE TRUSTEE'S DISCLAIMER. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, shall not be accountable for the Issuer's use of the proceeds from the Notes, or responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

     Section 6.5 NOTICE OF DEFAULTS. If a Default occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to the Note Insurer and each Noteholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice to the Noteholders if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

     Section 6.6 REPORTS BY INDENTURE TRUSTEE TO HOLDERS. The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and State income tax returns.

     Section 6.7 COMPENSATION AND INDEMNITY. As compensation for its services hereunder, the Indenture Trustee shall be entitled to receive, on each Payment Date, the Indenture Trustee's Fee pursuant to Section 7.03 of the Sale and Servicing Agreement (which compensation shall not be limited by any law on compensation of a trustee of an express trust) and shall be entitled to reimbursement from the Servicer for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances, if any, of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer agrees to cause the Servicer to indemnify the Indenture Trustee, its directors, officers, employees and agents against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder and under the Sale and Servicing Agreement. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder. The Issuer shall or shall cause the Servicer to defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall or shall cause the Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee that is attributable to the Indenture Trustee's own willful misconduct, negligence or bad faith.

     The Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the

INDENTURE (IBJ WAREHOUSE) -- Page 36
occurrence of a Default specified in Section 5.1(e) or (f) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or similar law.

     Section 6.8 REPLACEMENT OF INDENTURE TRUSTEE. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section. The Indenture Trustee may resign at any time by so notifying the Issuer and the Note Insurer. The Majority Noteholders may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee upon the prior written consent of the Note Insurer if:

     (a)  the Indenture Trustee fails to comply with Section 6.11;

     (b)  the Indenture Trustee is adjudged a bankrupt or insolvent;

     (c) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

     (d)  the Indenture Trustee otherwise becomes incapable of acting.

     If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason, other than by reason of a removal by the Majority Noteholders as provided above, (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee acceptable to the
Note Insurer and that satisfies the eligibility requirements of Section 6.11.

     The retiring or removed Indenture Trustee agrees to cooperate with the Servicer and any successor Indenture Trustee in effecting the termination of the retiring or removed Indenture Trustee's responsibilities and rights hereunder and shall promptly provide such successor Indenture Trustee all documents and records reasonably requested by it to enable it to assume the Indenture Trustee's functions hereunder. Any successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture.

     The retiring or removed Indenture Trustee shall grant to the successor Indenture Trustee the Collateral, including, without limitation, all of the Indenture Trustee's Home Loan Files, the related documents and statements held by it hereunder, and the Seller, the Servicer, the Issuer and the retiring or removed Indenture Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Indenture Trustee all such rights, powers, duties and obligations.

     The successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring or removed Indenture Trustee, the Note Insurer, the Servicer, the Seller and the Issuer. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring

INDENTURE (IBJ WAREHOUSE) -- Page 37

Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

     If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of at least a majority of the Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

     If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

     Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

     Section 6.9 SUCCESSOR INDENTURE TRUSTEE BY MERGER. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Note Insurer and the Rating Agencies prior written notice of any such transaction.

     In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture and any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

     Section 6.10 APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE.

     (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11

INDENTURE (IBJ WAREHOUSE) -- Page 38
and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8 hereof; provided that the Indenture Trustee shall deliver notice of any such co-trustee or separate trustee to the Note Insurer.

     (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, jointly with the Indenture Trustee, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

     (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 6.11 ELIGIBILITY; DISQUALIFICATION. There shall at all times be a trustee hereunder (i) which shall be a corporation or association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust

INDENTURE (IBJ WAREHOUSE) -- Page 39
powers, having a combined capital and surplus of at least $50,000,000 as set forth in its most recent published report of condition, subject to supervision or examination by federal or state authority and having an office within the United States of America, and (ii) which shall have (or whose parent shall have) a long-term unsecured debt rating of "A-" or better by Standard & Poor's and "A3" or better by Moody's, or shall otherwise be acceptable to each Rating Agency. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Article.

                                    ARTICLE VII

                           NOTEHOLDERS' LISTS AND REPORTS

     Section 7.1 ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

     Section 7.2 PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS. The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

     Section 7.3 INDENTURE TRUSTEE CERTIFICATE. The Indenture Trustee shall prepare and distribute an Indenture Trustee Certificate in accordance with the Sale and Servicing Agreement.

                                 ARTICLE VIII

                        ACCOUNTS, DISBURSEMENTS AND RELEASES

     Section 8.1  COLLECTION OF MONEY.

     (a) GENERAL. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or

INDENTURE (IBJ WAREHOUSE) -- Page 40
receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Indenture Trustee may, and upon written request of the Note Insurer shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

     (b) CLAIMS UNDER GUARANTY POLICY. The Notes will be insured by the Guaranty Policy pursuant to the terms set forth therein, notwithstanding any provisions to the contrary contained in this Indenture or the Sale and Servicing Agreement. All amounts received under the Guaranty Policy shall be used solely for the payment to Noteholders of principal and interest on the Notes.

     Section 8.2  PAYMENTS.

     (a) On each Payment Date and Redemption Date, to the extent funds are available in the Note Payment Account, the Indenture Trustee shall make the following payments pursuant to the Servicer's Monthly Remittance Report from the amounts on deposit in the Note Payment Account in the following order of priority:

           (i) (A) to the Servicer, an amount equal to the Servicing Compensation (net of (1) any amounts retained prior to deposit into the Collection Account pursuant to Section 5.01(b)(1) of the Sale and Servicing Agreement, (2) any amount representing income or gain from investments credited to the Collection Account and paid to the Servicer pursuant to Section 5.01(b)(2) of the Sale and Servicing Agreement and (3) the Indenture Trustee Fee with respect to such Payment Date) and all unpaid Servicing Compensation from prior Due Periods, and
               (B) to the Note Insurer, an amount equal to the Guaranty Insurance Premium and all unpaid Guaranty Insurance Premiums from prior Due Periods;

          (ii) to the Holders of the Notes, the Interest Payment Amount with respect to such Payment Date; provided, that if there are not sufficient funds in the Note Payment Account to pay the entire amount of accrued and unpaid interest then due on the Notes, the amount in the Note Payment Account shall be applied to the payment of such interest on the Notes PRO RATA on the basis of the total such interest due on the Notes;

         (iii) to the Holders of the Notes, the Principal Payment Amount until the Outstanding Amount of the Notes is reduced to zero;

          (iv) to the Note Insurer, the Note Insurer Reimbursement Amount;

INDENTURE (IBJ Warehouse) -- Page 41

           (v) to the Servicer, the Servicing Advance Reimbursement Amount with respect to such Payment Date;

          (vi) to the Noteholders, that portion of the Facility Fee, if any, due and unpaid on such Payment Date;

         (vii) to the Issuer Special Purpose Account, the amounts remaining after payments as described above, free of the lien of the Indenture.

     (b) The Indenture Trustee shall make claims under the Guaranty Policy pursuant to Section 5.02 of the Sale and Servicing Agreement and in accordance with the Guaranty Policy. The Indenture Trustee shall deposit any Guaranteed Payment received from the Note Insurer in the Note Payment Account. For claims under the Guaranty Policy for a Deficiency Amount, on the related Payment Date, the Indenture Trustee shall pay such amount based upon the portion of the related Interest Payment Amount and the portion of the related Principal Payment Amount payable on the related Notes to the Holders of such Notes in accordance with the terms of the Sale and Servicing Agreement. For claims under the Guaranty Policy for a Preference Amount, the Indenture Trustee shall distribute such amount in accordance with the terms of the Guaranty Policy.
All amounts received under the Guaranty Policy shall be used solely for the payment to Noteholders of principal and interest on the related Notes.

     Section 8.3  [RESERVED].

     Section 8.4 SERVICER'S REMITTANCE REPORTS. On each Payment Date, the Indenture Trustee shall deliver the Servicer's Remittance Report with respect to such Payment Date to the Seller, the Noteholders, the Note Insurer and the Rating Agencies.

     Section 8.5 RELEASE OF COLLATERAL. Subject to the payment of its fees and expenses pursuant to Section 6.7, the Indenture Trustee may, and when required by the provisions of this Indenture or the Sale and Servicing Agreement shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture and the Sale and Servicing Agreement. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                                  ARTICLE IX

                            SUPPLEMENTAL INDENTURES

     Section 9.1  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.

     (a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies and with the prior written consent of the Note Insurer, the Issuer and the Indenture Trustee,

INDENTURE (IBJ Warehouse) -- Page 42
when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

           (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

          (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

         (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

          (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

           (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not adversely affect the interests of the Holders of the Notes; or

          (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI.

    The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

     (b) The Issuer and the Indenture Trustee, with the prior written consent of the Note Insurer, when authorized by an Issuer Order, may, also without the consent of any Noteholder but with prior consent of each Rating Agency, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that such action shall not, as evidenced by (i) an Opinion of Counsel or (ii) written confirmation from each Rating Agency that such action will not result in a reduction or withdrawal of its respective then-current rating of the Notes.

INDENTURE (IBJ Warehouse) -- Page 43

     Section 9.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior consent of the Rating Agencies and the Majority Noteholders, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

     (a) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Collateral to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

     (b) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

     (c) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

     (d) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Collateral pursuant to Section 5.4;

     (e) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

     (f) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

     (g) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Collateral or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

INDENTURE (IBJ Warehouse) -- Page 44

     The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

     In connection with requesting the consent of the Noteholders pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Section 9.3 EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     Section 9.4 EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 9.5  [RESERVED]

     Section 9.6 REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

     Section 9.7  [RESERVED]

INDENTURE (IBJ Warehouse) -- Page 45

                                   ARTICLE X

                              RETIREMENT OF NOTES

     Section 10.1  RETIREMENT.

     (a) On any date on or after a Conversion Date, the Issuer may, at its option, effect an early retirement of the Notes on or after any Payment Date on which the Aggregate Note Principal Balance declines to 15% or less of the Pool Principal Balance of the Home Loans pledged to the Trust Estate as of the Conversion Date. The Issuer shall effect such early retirement by directing the Indenture Trustee to arrange for the sale of all of the Home Loans to a person that is not an Affiliate of the Issuer, the Seller, or the Servicer at a price not less than the Redemption Price plus an amount equal to any unpaid Servicing Compensation, Guaranty Insurance Premium, Facility Fee and Note Insurer Reimbursement Amounts. In connection with any such early retirement, to the extent that sufficient proceeds are not available from the sale of the Home Loans, the Issuer shall be required to pay the outstanding fees and expenses, if any, of the Indenture Trustee, the Note Insurer, and the Servicer.

     (b) Subject to Section 11.17, on any date on or after a Conversion Date and on or after which (i) 17.5% or more (based on Net Loan Losses) of the Home Loans have become Defaulted Home Loans on a cumulative basis and (ii) the Overcollateralization Amount has been reduced to zero or an amount less than zero, then the Note Insurer may, at its option, effect an early retirement of the Notes and termination of this Agreement.

     Any such early retirement of the Notes by the Note Insurer shall be accomplished by the Note Insurer (i) sending notice to the Indenture Trustee of all information described in Section 10.2 and (ii) depositing or causing to be deposited into the Collection Account by 10:00 A.M. New York City time on the third Business Day prior to the Redemption Date the amount of the Redemption Price plus an amount equal to any unpaid Servicing Compensation, Guaranty Insurance Premium, Facility Fee and Note Insurer Reimbursement Amounts. On the same day that such amounts are deposited into the Collection Account, such amounts and any amounts then on deposit in the Collection Account (other than any amounts not required to have been deposited therein pursuant to
Section 5.01(b)(1) of the Sale and Servicing Agreement) shall be transferred to the Note Payment Account for payment to the Noteholders on the Redemption Date; and any amounts received with respect to the Home Loans and Foreclosure Properties subsequent to such transfer shall belong to the Note Insurer. For purposes of calculating the Required Payment Amount for the Redemption Date, amounts transferred to the Note Payment Account pursuant to the immediately preceding sentence on the Determination Date immediately preceding such final Payment Date shall in all cases be deemed to have been received during the related Due Period, and such transfer shall be made pursuant to Section 5.01(c) of the Sale and Servicing Agreement.

     (c) The Servicer or the Issuer shall furnish each Rating Agency, the Note Insurer and the Arranger notice of any such early retirement in accordance with
Section 10.2.

INDENTURE (IBJ Warehouse) -- Page 46

     Section 10.2  FORM OF RETIREMENT NOTICE.  Notice of early retirement under
Section 10.1 shall be given by the Indenture Trustee by first-class mail, postage prepaid, or by facsimile mailed or transmitted not later than 10 days prior to the applicable Redemption Date to each Noteholder, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Noteholder's address or facsimile number appearing in the Note Register.

     All notices of early retirement shall state:

            (i) the Redemption Date;

           (ii) the Redemption Price; and

          (iii) the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2).

     Notice of early retirement of the Notes shall be given by the Indenture Trustee in the name of the [ISSUER] and at the expense of the [SERVICER]. Failure to give notice of early retirement, or any defect therein, to any Noteholder shall not impair or affect the validity of the early retirement of any other Note.

     Section 10.3 NOTES PAYABLE ON REDEMPTION DATE; PROVISION FOR PAYMENT OF INDENTURE TRUSTEE AND NOTE INSURER. The Notes or portions thereof to be redeemed shall, following notice of early retirement as required by Section
10.2 (in the case of redemption pursuant to Section 10.1), on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer or the Note Insurer, as applicable, shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                     ARTICLE XI

                                   MISCELLANEOUS

     Section 11.1 COMPLIANCE CERTIFICATES AND OPINIONS, ETC. Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

INDENTURE (IBJ Warehouse) -- Page 47

           (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

     Section 11.2 FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such Officer's Certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, or the Issuer stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, or the Issuer unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such

INDENTURE (IBJ Warehouse) -- Page 48
application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

     Section 11.3  ACTS OF NOTEHOLDERS.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

     (c)  The ownership of Notes shall be proved by the Note Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes (or any one or more Predecessor Notes) shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     Section 11.4 NOTICES, ETC., TO INDENTURE TRUSTEE, ISSUER, RATING AGENCIES, NOTE INSURER AND ARRANGER. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

     (a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

     (b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: FIRSTPLUS FUNDING TRUST, 1600 Viceroy Drive, Dallas, Texas 75235, Attention: Lee F. Reddin, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer.

INDENTURE (IBJ Warehouse) -- Page 49

The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

     Notices required to be given to the Rating Agencies by the Issuer or the Indenture Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., Residential Mortgage Monitoring Department, 99 Church Street, New York, New York 10007, and (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's Ratings Group, 26 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     Notices required to be given to the Note Insurer or the Arranger by the Issuer or the Indenture Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of the
Note Insurer, at the following address:MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention:Insured Portfolio Management - Structured Finance (IPM-SF) and (ii) in the case of the Arranger, at the following address:The Industrial Bank of Japan, Limited, New York Branch, 245 Park Avenue, New York, New York 10167, Attention:Warren Kornfeld, or at such other address as shall be designated by written notice to the other parties.

     Section 11.5 NOTICES TO NOTEHOLDERS; WAIVER. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

INDENTURE (IBJ Warehouse) -- Page 50

     Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

     Section 11.6 EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 11.7 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

     Section 11.8 SEPARABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 11.9 BENEFITS OF INDENTURE. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Indenture, except that the Note Insurer is an express third party beneficiary to this Indenture as provided in Section 11.18.

     Section 11.10 LEGAL HOLIDAYS. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     Section 11.11 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 11.12 COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 11.13 RECORDING OF INDENTURE. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which Opinion of Counsel shall be reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the


INDENTURE (IBJ WAREHOUSE) - Page 51

Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

     Section 11.14 ISSUER OBLIGATION. Each Noteholder by its acceptance of a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Indenture Trustee or of any successor or assign of the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee has no such obligations in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Section 11.15 NO PETITION. Until the date that is one year and one day after the last day on which any Note is Outstanding, the Indenture Trustee, by entering into this Indenture, and each Noteholder, by its acceptance of a Note, hereby covenant and agree that they will not at any time institute against the Seller, the Servicer or the Issuer, or join in any institution against the Seller, the Servicer or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

     Section 11.16 INSPECTION. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee or the Note Insurer, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

     Section 11.17 GRANT OF NOTEHOLDER RIGHTS TO NOTE INSURER. In consideration for the guarantee of the Notes by the Note Insurer pursuant to the Guaranty Policy, the Noteholders hereby grant to the Note Insurer the right to act as the holder of 100% of the outstanding Notes for the purpose of exercising the rights of the Holders of the Notes hereunder without the consent of any Noteholders, including the voting rights of such Holders, but excluding
(i) the rights of the Majority Noteholders to exercise remedies following an Event of Default pursuant to Section 5.4, but only during the period following a Conversion Event and prior to a Conversion Date, (ii) those rights requiring the


INDENTURE (IBJ WAREHOUSE) - Page 52
consent of each affected Noteholder as provided in paragraphs (a) through (g) of Section 9.2 and (iii) any rights of such Holders to distributions under
Section 8.2; provided that the preceding grant of rights to the Note Insurer by the Noteholders shall be subject to Section 11.19.

     Section 11.18 THIRD PARTY BENEFICIARY. The parties hereto acknowledge that the Note Insurer is an express third party beneficiary hereof entitled to enforce any rights reserved to it hereunder as if it were actually a party hereto.

     Section 11.19  SUSPENSION AND TERMINATION OF NOTE INSURER'S RIGHTS.

     (a) During the continuation of a Note Insurer Default, the grant of rights to the Note Insurer pursuant to Section 11.17 shall be of no force or effect, and any other rights granted or reserved to the Note Insurer hereunder shall vest instead in the Majority Noteholders; provided that the Note Insurer shall be entitled to any distributions in reimbursement of the Note Insurer Reimbursement Amount, and the Note Insurer shall retain those rights under
Section 9.2 hereof to consent to any supplement to this Indenture.

     (b) At such time as either (i) the Aggregate Note Principal Balance has been reduced to zero and all accrued interest has been paid on the Notes or
(ii) the Guaranty Policy has been terminated and in either case of (i) or (ii) the Note Insurer has been reimbursed for all Guaranteed Payments and any other amounts owed under the Guaranty Policy and the Insurance Agreement (and the Note Insurer no longer has any obligation under the Guaranty Policy, except for breach thereof by the Note Insurer), then the grant of rights to the Note Insurer pursuant to Section 11.17 shall be of no further force or effect and any other rights and benefits granted or reserved to the Note Insurer hereunder (including the rights to direct certain actions and receive certain notices) shall terminate and the Noteholders shall be entitled to the exercise of such rights and to receive such benefits of the Note Insurer following such termination to the extent that such rights and benefits are applicable to the Noteholders.







INDENTURE (IBJ WAREHOUSE) - Page 53

     IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

                                       FIRSTPLUS FUNDING TRUST



                                       By: /s/ LEE F. REDDIN
                                          -----------------------------------
                                          Lee F. Reddin
                                          Vice President

                                       FIRST BANK NATIONAL ASSOCIATION,
                                       as Indenture Trustee



                                       By: /s/ SHERI CHRISTOPHERSON
                                          -----------------------------------
                                          Sheri Christopherson
                                          Vice President








INDENTURE (IBJ WAREHOUSE) - SIGNATURE PAGE

STATE OF TEXAS
        -----------------

COUNTY OF DALLAS
         ----------------

     BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared Lee F. Reddin, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRSTPLUS FUNDING TRUST, a Delaware business trust, and that such person executed the same as the act of said entity for the purpose and consideration therein expressed, and in the capacities therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 12th day of June, 1997.


                                    /s/ CHRIS T. KRECEK
                                   -------------------------------------------
                                   Notary Public in and for the State of Texas


(Seal)

My commission expires:

----------------------

       CHRIS T. KRECEK
NOTARY PUBLIC, STATE OF TEXAS
COMMISSION EXPIRES: 09-26-2000

STATE OF TEXAS
        -----------------

COUNTY OF DALLAS
         ----------------

     BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared Sheri Christopherson, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of FIRST BANK NATIONAL ASSOCIATION, a national banking association, and that such person executed the same as the act of said corporation for the purpose and consideration therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 12th day of June, 1997.


                                    /s/ CHRIS T. KRECEK
                                   -------------------------------------------
                                   Notary Public in and for the State of Texas


(Seal)

My commission expires:

----------------------

       CHRIS T. KRECEK
NOTARY PUBLIC, STATE OF TEXAS
COMMISSION EXPIRES: 09-26-2000

                                     SCHEDULE A

     (To be Provided at the Closing and Amended as Provided in the Sale and Servicing Agreement)

                                     EXHIBIT A

                                    Form of Note